Exhibit 10.70

SECURITIES PLEDGE AGREEMENT

This Securities Pledge Agreement (this “Pledge Agreement”), dated as of April 23, 2003, is by and among FAO, Inc. (“FAO”), a Delaware corporation, FAO Schwarz, Inc. (“Schwarz”), a Delaware corporation, ZB Company, Inc. (“ZB”), a Delaware corporation, The Right Start, Inc. (“Right Start”), a Delaware corporation, and Targoff-RS, LLC (“Targoff”), a New York limited liability company (FAO, Schwarz, ZB, Right Start, and Targoff being referred to collectively herein as the “Pledgors” and each, individually, as a “Pledgor”), and Fleet Retail Finance Inc., in its capacity as administrative and collateral agent (in such capacity, together with its successors and assigns, the “Agent”), for the benefit of the various financial institutions who are from time to time are Lenders under the Credit Agreement described below (each, a “Beneficiary” and, collectively, the “Beneficiaries”).

Preliminary Statement

A.            The Pledgors, the Agent, and the Lenders from time to time parties thereto have entered into a Loan and Security Agreement dated as of April 23, 2003 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which Lenders have agreed to make loans and grant other financial accommodations to the Pledgors subject to the terms and conditions set forth in the Credit Agreement.  Capitalized terms used but not defined herein have the respective meanings assigned to them in the Credit Agreement.

B.            FAO owns 100% of the issued and outstanding capital stock of Schwarz, ZB, Right Start and 100% of the membership interest in Targoff.  Schwarz, ZB, Right Start, and Targoff do not have any Subsidiaries as of the date of this Agreement.

C.            One of the conditions precedent to the Lenders’ obligations under the Credit Agreement is that the Pledgors shall execute and deliver this Pledge Agreement to secure the payment and performance of the Obligations (as defined in the Credit Agreement).

NOW, THEREFORE, in order to induce the Lenders to enter into the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the Pledgors and Agent hereby agree as follows:

1.             Definitions.  All capitalized terms used but not elsewhere defined in this Pledge Agreement shall have the respective meanings ascribed to such terms in the Credit Agreement. The following terms shall have the following meanings in this Pledge Agreement:

“Collateral” means, with respect to each Pledgor, all right, title and interest of such Pledgor in, under and to all Securities of each Pledged Company, whether now or hereafter owned, acquired or held by a Pledgor or in which a Pledgor may now have or hereafter acquire an interest, including without limitation all shares of the capital stock of, and membership interests in, each Pledged Company and all rights to purchase capital stock of, and membership interests in, each Pledged Company, registered in the name of such Pledgor, as shown on Exhibit A hereto, and all dividends, distributions and other amounts or additional securities of each Pledged Company or any successor in interest to each Pledged Company and other property to which such Pledgor or any successor in interest to Pledgor (with or without additional consideration) is or becomes entitled by virtue of the ownership by such Person of any of the Securities or as the result of any corporate reorganization, merger, consolidation, stock split, stock dividend, distribution, conversion, preemptive right or otherwise, and the proceeds thereof.

“Pledged Company” means, with respect to each Pledgor, each Subsidiary from time to time of such Pledgor.

“Secured Obligations” means (a) the Obligations (as defined in the Credit Agreement) and (b) all of the Pledgors’ obligations under this Pledge Agreement.

“Securities” means the capital stock and membership interests from time to time of a Pledged Company and any warrants, options or other rights to purchase the capital stock of, or membership interest in, such Pledged Company, however evidenced or arising, and all certificates and other instruments evidencing such capital stock, warrants, options and other rights to purchase capital stock and membership interests, with duly executed powers or other instruments of transfer separate from certificates, in form and substance satisfactory to Agent and duly endorsed in blank.

2.             Pledge of Collateral.

2.1          Pledge.  In order to secure the Secured Obligations, each Pledgor hereby pledges, grants a security interest in, assigns, transfers, delivers, sets over and confirms to Agent for the ratable benefit of the Agent and the Lenders all Collateral now owned or hereafter acquired by such Pledgor.

2.2          Delivery.  Each Pledgor is depositing with the Agent simultaneously herewith, all certificates, warrants, options, voting or other rights to acquire a certificate of each Pledged Company, as described on Exhibit A attached hereto.  In the event that any of a Pledgor’s ownership interest or other rights in a Pledged Company may not have been evidenced by a certificate prior to the date hereof, such Pledgor has caused such Pledged Company to certificate such interests and rights prior to the date hereof, and such certificates are included on Exhibit A attached hereto.

3.             Representations, Warranties and Covenants.  Each Pledgor hereby represents, warrants and covenants to Agent that:

(i)                                     the Collateral listed on Exhibit A with respect to Pledgor constitutes all of the Securities of all of Pledgor’s Subsidiaries on the date hereof, and all of such Securities are certificated;

(ii)                                  unless otherwise noted on Exhibit A with respect to any Subsidiary of Pledgor, such Collateral represents 100% of the issued and outstanding capital stock (or similar interest) and warrants, options and other rights to purchase capital stock (or similar interest) of such Subsidiary of Pledgor;

(iii)                               Pledgor is the sole legal and beneficial owner of the Collateral pledged by Pledgor to Agent pursuant to this Pledge Agreement;

(iv)                              such Collateral is validly issued, fully paid and non-assessable and is registered in the name of Pledgor,

(v)                                 the pledge of such Collateral pursuant to the terms of this Pledge Agreement creates a valid, and, upon the delivery of certificates representing the certificated Securities to Agent, or upon registration of Agent’s lien on uncertificated Securities, if any, on the books and records of the Pledged Company, perfected first Lien on such Collateral in favor of Agent, provided that Agent maintains “control” (as defined in the Uniform Commercial Code as in effect in The State of New York) of such Collateral;

(vi)                              none of such Collateral is subject to any lien of any kind whatsoever, except for the first lien on such Collateral granted to Agent hereby and Permitted Liens;

(vii)                           no authorization, approval or other action by, or notice to or filing with, any governmental body is required for the pledge by Pledgor of such Collateral pursuant to the terms of this Pledge Agreement; and

(viii)                        until all of the Secured Obligations (other than contingent indemnification Secured Obligations to the extent no claim giving rise thereto has been asserted) have been paid and performed in full, Pledgor: (A) will not create or permit to exist any lien upon or with respect to such Collateral, except for the first lien thereon granted to Agent by this Pledge Agreement and Permitted Liens, and (B) will not sell, transfer, convey, assign, or otherwise divest Pledgor’s interest in such Collateral, or any part thereof, to any other Person.

Each Pledgor further represents and warrants to Agent that the state and county where Pledgor’s chief executive office is located are as set forth on Exhibit B hereto.

4.             Additional Securities; Stock Splits; Stock Dividends.

4.1          Additional Securities.  Each Pledgor agrees that in the event that Pledgor now is, or hereafter becomes, entitled (with or without additional consideration) to other or additional Securities as the result of any acquisition, reorganization, merger, consolidation, stock split, stock dividend, conversion, exercise of warrant or preemptive right or otherwise of any Pledged Company, Pledgor shall:

4.1.1       Delivery.  Cause the issuer of such other or additional Securities (a) to certificate such Securities and to deliver to Agent all such certificates and other documents, if any, evidencing the ownership by Pledgor of such additional capital stock or membership interests and hereby authorizes and empowers Agent to demand the same from such issuer, and agrees if such certificates and other documents are delivered to Pledgor, to take possession thereof in trust for Agent or (b) in the case of uncertificated Securities that the Agent consents to in writing, cause the lien on such Securities created hereby in favor of the Agent to be registered in the books and records of the issuer and hereby authorizes and empowers Agent to demand the same from such issuer; and

4.1.2       UCC Financing Statements and Assignments Separate from Certificate.  Deliver to Agent (i) such UCC financing statements and other documents executed by Pledgor as Agent reasonably may request to perfect Agent’s security interest in such other or additional Securities and (ii) a stock power (or similar power) separate from certificate with respect to such other or additional Securities, executed in blank by Pledgor; and

4.1.3       Additional Documents.  Deliver to Agent such other certificates, documents and other instruments as Agent may reasonably request in connection with the pledge of such other or additional Securities by Pledgor.

4.2          Additional Collateral.  Each Pledgor agrees that such other or additional Securities of Pledged Companies shall constitute a portion of the Collateral and be subject to this Pledge Agreement in the same manner and to the same extent as the Securities pledged hereby to Agent on the date hereof.

5.             Voting Power; Distributions.  Unless and until the Agent shall have given written notice to the Borrowers’ Representative in accordance with Section 6.1 hereof, each Pledgor shall be entitled to exercise all voting powers in all matters pertaining to its Collateral or otherwise, for any purpose not inconsistent with, or in violation of, this Pledge Agreement or any other Loan Documents.  Unless and until Agent shall have given written notice to the Borrowers’ Representative in accordance with Section 6.1 hereof, the Pledgors shall be entitled to receive dividends in accordance with present practice, provided, however upon such notice, and unless and until all of the Secured Obligations (other than contingent indemnification Secured Obligations to the extent no claim giving rise thereto has been asserted) have been performed and paid in full, Pledgors shall not be entitled to receive any dividends or distributions with respect to any portion of the Collateral.  If any such dividends or distributions are received by any Pledgor in violation of the terms of this Section 5, such distributions shall be (i) held in trust by such Pledgor on behalf of Agent, (ii) turned over to Agent by Pledgor immediately upon receipt thereof and (iii) deemed to constitute a portion of the Collateral pledged by Pledgor to Agent hereunder.

6.             Remedies.

6.1          Demand and Remedies.  At any time after the occurrence and during the continuance of a Default or Event of Default, Agent may, at its option, evidenced by written notice to Borrowers’ Representative at the address set forth in Section 9.6 hereof, and without limitation of any of Agent’s other rights and remedies, exercise any or all of the following remedies:

6.1.1                     Registration.  Cause all or any part of the Collateral to be registered in its name or in the name of its nominee;

6.1.2                   Voting_Power. Exercise all voting powers pertaining to all or any part of the Collateral and otherwise act with respect thereto as though Agent were the owner thereof;

6.1.3                   Distributions.  Receive all dividends and distributions of any kind whatsoever on all or any part of the Collateral;

6.1.4                   Collection; Conversion.  Exercise any and all rights of collection, conversion or exchange, and any and all other rights, privileges, options or powers of Pledgor pertaining or relating to all or any part of the Collateral;

6.1.5                   Sale of Collateral.  Subject to any applicable state or federal securities laws, sell, assign and deliver the whole, or from time to time, all or any part of the Collateral at any broker’s board or at any private sale or at public auction, with or without demand for performance or advertisement of the time or place of sale or adjournment thereof or otherwise, and free from any right of redemption (all of which hereby expressly are waived by each Pledgor) for cash, for credit or for other property, for immediate or future delivery, and for such price and on such terms and in such manner as is commercially reasonable.

6.1.6                     Other Remedies.  Exercise any other remedy specifically granted under this Pledge Agreement or now or hereafter existing in equity, or at law, by virtue of statute or otherwise; and

6.1.7                   Power of Attorney.  With respect to the actions described in each of Section 6.1.2 and Section 6.1.4 above, each Pledgor hereby irrevocably constitutes and appoints Agent its proxy and attorney-in-fact with full power of substitution and acknowledges that the constitution and appointment of such proxy and attorney-in-fact are coupled with an interest and are irrevocable until all Secured Obligations (other than contingent indemnification Secured Obligations to the extent no claim giving rise thereto has been asserted) are paid and performed in full.

6.2          Agreement to Sell Collateral.  For the purposes of this Section 6, an agreement to sell all or any part of the Collateral shall be treated as a sale thereof and Agent shall be free to carry out such sale pursuant to such agreement, and no Pledgor shall be entitled to the return of any of the same subject thereto, notwithstanding the fact that after Agent shall have entered into such an agreement, all defaults hereunder, under the Credit Agreement or under any Loan Document may have been remedied or all Secured Obligations may have been paid and/or performed in full.

6.3          Agent May Bid.  At any sale made pursuant to Section 6.1 above, Agent and/or any Beneficiary may bid for and purchase, free from any right of equity or redemption on the part of any Pledgor (the same hereby being waived and released by each Pledgor), any part or all of the Collateral that is offered for sale, and Agent and/or any Beneficiary, upon compliance with the terms of sale, may hold, retain and dispose of such Collateral without further accountability therefor.

6.4          Proceeds of Sale.  The proceeds of any sale of the whole or any part of the Collateral and any other monies at the time held by Agent under the provisions of this Pledge Agreement shall be applied in accordance with the terms of the Credit Agreement.

6.5          No Duty of Agent.  Neither the Agent nor any Beneficiary shall have any duty to exercise any of the rights, privileges, options or powers or to sell or otherwise realize upon any of the Collateral, as hereinbefore authorized, and neither Agent nor any Beneficiary shall be responsible for any failure to do so or delay in so doing.

6.6          Effect of Sale.  Any sale of all or any portion of the Collateral pursuant to Section 6.2 above shall operate to divest all right, title and interest of the Pledgor of such Collateral which is the subject of any such sale.

6.7          Securities Laws.  Each Pledgor acknowledges that Agent may be unable to effect a public sale of all or a part of the Collateral by reason of prohibitions contained in any applicable state or federal securities law, or that it may be able to do so only after delay which might adversely affect the value that might be realized upon the sale of the Collateral.  Accordingly, each Pledgor agrees that Agent, without the necessity of attempting to cause any registration of the Collateral to be effected under any applicable state or federal securities law, may sell the Collateral or any part thereof in one or more private sales to a restricted group of purchasers who may be required to agree, among other things, that they are acquiring the Collateral for their own account, for investment purposes only, and not with a view toward the distribution or resale thereof.  Each Pledgor agrees that any such private sale may be at prices or on terms less favorable to the owner of the Collateral sold than would be the case if such Collateral was sold at public sale, and that any such private sale shall not be deemed not to have been made in a commercially reasonable manner solely by virtue of such sale having been a private sale.

6.8          Assistance to Realization.  Each Pledgor, at its sole cost and expense, shall use reasonable efforts to assist Agent and/or any Beneficiary in obtaining any required approval for any action or transaction required hereunder, including, but not limited to (i) preparing, signing and filing with any governmental body the assignor’s or transferor’s portion of any application or applications for consent necessary or appropriate under applicable law or the rules and regulations of any governmental body to any sale, assignment or transfer to Agent or any other Person of any or all Collateral hereunder or any licenses, franchises, permits and authorizations of Pledgor and (ii) executing all applications and other documents and taking all other actions reasonably requested by Agent to enable Agent, its designee or any receiver, trustee or similar official purchaser to obtain from any Person any required authority necessary to operate the business of Pledgor provided, nothing herein shall require Pledgor to take any such action that would violate applicable law.  To the extent permitted by law, each Pledgor hereby irrevocably appoints Agent its attorney-in-fact with full power of substitution to execute such applications and documents and take such actions on behalf of Pledgor.  Each Pledgor acknowledges that the appointment of Agent as such attorney-in-fact is coupled with an interest and is irrevocable.

6.9          Transfer of Control to Other Persons.  Each Pledgor acknowledges and agrees that a transfer of control of the Collateral may be made to a receiver, trustee or similar official or to any purchaser of all or any part of the other Collateral hereunder, pursuant to any court order, public or private sale, judicial sale, foreclosure or the exercise of any other remedies available to Agent and/or any Beneficiary hereunder or under applicable law.

6.10        Notice of Sale.  Agent shall give not less than 10 Business Days’ prior written notice to Borrowers’ Representative of Collateral subject to any sale pursuant to this Section 6.  Each Pledgor hereby agrees that such notice is commercially reasonable.

7.             Agent’s Obligations, Custodial Agreement, Performance Rights, Pledge Does Not Make Agent a Shareholder.  Neither Agent nor any Beneficiary shall have any duty to protect, preserve or enforce rights against the Collateral, it being understood that Agent and each Beneficiary shall (i) have no responsibility for (A) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to the Collateral, whether or not Agent has or is deemed to have knowledge of such matters, (B) taking any necessary steps to preserve rights against any parties with respect to the Collateral or (C) making any capital contributions or other payments on behalf of any Pledgor and (ii) not be deemed to be a shareholder of any Pledged Company unless Agent or any Beneficiary purchases or otherwise retains the applicable portion of the Collateral in connection with a foreclosure.  Neither Agent nor any Beneficiary shall have any liability or responsibility for Collateral in its possession, in the absence of its gross negligence or willful misconduct.

8.             Termination of Pledge Agreement.  Upon the payment and performance in full of all Secured Obligations, Agent shall deliver to Pledgors the Collateral in its possession and this Pledge Agreement thereupon shall terminate.

9.             Miscellaneous.

9.1          Exercise of Rights.  Each Pledgor unconditionally agrees that upon the occurrence and continuance of a Default or Event of Default, Agent may exercise its rights and remedies against any one or several Pledgors hereunder prior to, concurrently with, or subsequent to the exercise by Agent of its other rights and remedies against such Pledgor or its rights and remedies against any other Pledgor or obligor under any of the Loan Documents.  The obligations of each Pledgor under this Pledge Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released or discharged or in any way affected by:

9.1.1       Amendments.  Any amendment or modification of or supplement to any of the Loan Documents;

9.1.2       Exercise or Non-Exercise of Rights.  Any exercise or non-exercise of any right or remedy under any of the Loan Documents, or the granting of any postponements or extensions for time of payment or other indulgences to Pledgor or any other Person, or the settlement or adjustment of any claim or the release or discharge or substitution of any Person primarily or secondarily liable with respect to any of the Loan Instruments;

9.1.3       Bankruptcy.  The institution of any bankruptcy, insolvency, reorganization, debt arrangement, readjustment, composition, receivership or liquidation proceedings by or against Pledgor, Borrower or any other Person; or

9.1.4       Other Defenses.  Any other circumstance which otherwise might constitute a defense to, or a discharge of, Pledgor with respect to the Secured Obligations, other than payment thereof.

9.2          Rights Cumulative.  Each and every right, remedy and power granted to Agent hereunder shall be cumulative and in addition to any other right, remedy or power specifically granted herein or now or hereafter existing in equity, at law, by virtue of statute or otherwise and may be exercised by Agent, from time to time, concurrently or independently and as often and in such order as Agent may deem expedient.  Any failure or delay on the part of Agent in exercising any such right, remedy or power, or abandonment or discontinuance of steps to enforce the same, shall not operate as a waiver thereof or affect the right of Agent thereafter to exercise the same, and any single or partial exercise of any such right, remedy or power shall not preclude any other or further exercise thereof or the exercise of any other right, remedy or power, and no such failure, delay, abandonment or single or partial exercise of rights of Agent hereunder shall be deemed to establish a custom or course of dealing or performance among the parties hereto.

9.3          Modification.  Any modification or waiver of any provision of this Pledge Agreement, or any consent to any departure by any Pledgor therefrom, shall not be effective in any event unless the same is in writing and signed by Agent and then such modification, waiver or consent shall be effective only in the specific instance, for the specific Pledgor and for the specific purpose given.  Any notice to or demand on any Pledgor in any event not specifically required of Agent hereunder shall not entitle such Pledgor or any other Pledgor to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.

9.4          Further Assurances.  Each Pledgor agrees that at any time, and from time to time, after the execution and delivery of this Pledge Agreement, Pledgor, upon the request of Agent and/or any Beneficiary, promptly will execute and deliver such further documents and do such further acts and things as Agent reasonably may request in order to effect fully the purposes of this Pledge Agreement and to subject to the security interest created hereby any Collateral intended by the provisions hereof to be covered hereby.  Each Pledgor and Agent acknowledge their intent that, upon and after the occurrence of a Default or Event of Default, Agent shall receive, to the fullest extent permitted by law and governmental policy, all rights necessary or desirable to obtain, use or sell the Collateral, and to exercise all remedies available to Agent under the Loan Documents, the Uniform Commercial Code or other applicable law.  Each Pledgor and Agent further acknowledge and agree that, in the event of changes in law or governmental policy occurring subsequent to the date hereof that affect in any manner Agent’s rights of access to, or use or sale of, the Collateral, or the procedures necessary to enable Agent to obtain such rights of access, use or sale, Agent and Pledgors shall amend this Pledge Agreement and any other Loan Documents to which any Pledgor is a party, in such manner as Agent reasonably shall request, in order to provide Agent such rights to the greatest extent possible consistent with then applicable law and governmental policy.

9.5          Preservation of Collateral.  Each Pledgor agrees that it will warrant, preserve, maintain and defend, at the reasonable expense of Pledgor, the right, title and interest of Agent in and to the Collateral of Pledgor and all right, title and interest represented thereby against all claims, charges and demands of all Persons whomsoever which are based on a breach of any Secured Obligations; provided that no Pledgor shall have to take such actions in violation of applicable law.

9.6          Notices.  All notices, requests, demands or other communications hereunder shall be in writing and may be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, facsimile or telex and confirmed by delivery via courier or postal service, addressed as follows, and in the case of any notices, requests or demands to any Pledgor shall be deemed to be duly served on, given to or made if sent to the Borrowers’ Representative as set forth below:

FAO, Inc.

2520 Renaissance Boulevard

King of Prussia, Pennsylvania 19406

Attn:  Legal

Fax No.  610-278-7805

or at such other address for notice as the Borrowers’ Representative shall last have furnished in writing to the Agent;

and if to Agent, served on, given to or made if sent to:

Fleet Retail Finance Inc.

40 Broad Street

Boston, MA 02109

Attn:  James Dore, Managing Director

Fax No.  617-434-4312

or at such other address for notice as the Agent shall last have furnished in writing to the Borrowers’ Representative.

9.7          GOVERNING LAW.  THIS PLEDGE AGREEMENT IS A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK, AND SHALL FOR THE PURPOSES OF THIS SECTION 9.7 BE DEEMED TO BE PERFORMED AND MADE IN THE STATE OF NEW YORK, AND SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401 FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID STATE OF NEW YORK.

9.8          Severability.  In the event that any provision of this Pledge Agreement is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court or any other Governmental Body, this Pledge Agreement shall be construed as not containing such provision and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

9.9          Successors and Assigns.  This Pledge Agreement shall be binding upon each Pledgor and its successors and permitted assigns, and shall inure to the benefit of the Agent and its successors and permitted assigns, and for the benefit of each of the Beneficiaries and their respective successors and permitted assigns; provided, however, that no Pledgor shall be entitled to assign or delegate any of its rights or obligations under this Pledge Agreement without the prior written consent of the Agent, and any purported assignment in the absence of such consent shall be void.

9.10        Counterparts.  This Pledge Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which when taken together shall be deemed to be one and the same instrument.

9.11        Notation on Books.  Concurrently with the execution and delivery hereof, each Pledgor shall cause each Pledged Company to register in its books the security interests in and the pledge of the Collateral effected hereby.

9.12        Joint and Several Agreement.  All obligations of the Pledgors hereunder are the joint and several obligations and undertakings of each Person signing this Pledge Agreement as a “Pledgor”.

9.13        Headings.  The headings of the sections of this Pledge Agreement have been inserted for convenience of reference only and shall in no way affect the construction or interpretation of this Pledge Agreement.

10.          Agent’s Right to Specific Performance.  Each Pledgor acknowledges that Pledgor’s licenses, franchises, permits and authorizations are unique assets, that there is no adequate remedy at law for failure by Pledgor to comply with the provisions of Section 6 and that such failure would not be adequately compensable in monetary damages; therefore, each Pledgor agrees that, in addition to all other remedies available at law or in equity, Agent and each Beneficiary shall be entitled to obtain decree(s) of specific performance entitling it to temporary restraining order(s), preliminary injunction(s) or permanent injunction(s) to specifically enforce and require specific performance of the provisions of Section 6.  Each

Pledgor agrees that notice shall be adequate for the entry of a decree of specific performance in respect of any such matter (i) in the case of a temporary restraining order, upon 72 hours’ prior notice of the hearing hereof and (ii) in the case of any other proceeding, upon five  (5) days’ prior notice of the hearing thereof.  Each Pledgor hereby waives all requirements and demands that Agent give any greater notice of such hearings and further waives all requirements and demands that Agent post a bond on other surety arrangement in connection with the issuance of such decree.

11.          JURISDICTION AND VENUE.  EACH PLEDGOR AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS PLEDGE AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE PLEDGORS BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 9.6.  THE PLEDGORS HEREBY WAIVE ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

12.          WAIVER OF JURY TRIAL.  EACH PLEDGOR HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS PLEDGE AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE AGENT OR ANY LENDER RELATING TO THE ADMINISTRATION OF THE LOANS OR ENFORCEMENT OF THE LOAN DOCUMENTS AND AGREES THAT IT WILL NOT SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.  Except as prohibited by law, each Pledgor hereby waives any right it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages.  Each Pledgor (a) certifies that no representative, agent or attorney of any Lender or the Agent has represented, expressly or otherwise, that such Lender or Agent would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that the Agent and the Lenders have been induced to enter into this Pledge Agreement and the other Loan Documents to which it is a party by, among other things, the waivers and certifications contained herein.

13.          Expenses.  Each Pledgor agrees, jointly and severally, to pay on demand any and all loss, costs, expenses, demands or liability, including, without limitation, legal fees, properly incurred or paid by the Agent, and/or any Beneficiary in connection with the preparation, negotiation, execution, delivery, administration, and enforcement of any rights and remedies under this Pledge Agreement, whether or not legal action is instituted.  The language contained in this Section 13 is not intended, and shall not be construed, to limit in any way the obligations of any Pledgor under the Credit Agreement.

14.          Indemnification.  Each Pledgor agrees, as a separate and independent primary obligation, to indemnify the Agent and each Beneficiary from time to time on demand by the Agent (and by payment to the Agent) from and against any loss, cost, expense, demands or liability of any kind incurred or suffered by the Agent and/or any Beneficiary as a result of any Pledgor’s failure to (a) perform the Obligations duly and punctually and/or (b) perform its obligations under this Pledge Agreement and/or (c) make payment under this Pledge Agreement in the relevant currency.

15.          Agent.  Each Pledgor acknowledges that the Agent may either appoint a joint agent (with power to act severally as well as jointly) or delegate by power of attorney or otherwise to any person or any of its rights, trusts, powers, authorities or discretions vested in it in respect of this Pledge Agreement for any purpose, including for the purpose of ensuring the efficacy and enforceability of, and enforcement of, this Pledge Agreement.

IN WITNESS WHEREOF, each Pledgor and Agent have caused this Pledge Agreement to be executed as of the date first above written.

FAO, INC.

By:	/s/ Jerry R. Welch
Name: Jerry R. Welch
Title: Chief Executive Officer and President

FAO SCHWARZ, INC.

By:	/s/ Jerry R. Welch
Name: Jerry R. Welch
Title: Chief Executive Officer and President

ZB COMPANY, INC.

By:	/s/ Jerry R. Welch
Name: Jerry R. Welch
Title: Chief Executive Officer and President

THE RIGHT START, INC.

By:	/s/ Jerry R. Welch
Name: Jerry R. Welch
Title: Chief Executive Officer and President

TARGOFF-RS, LLC

By: FAO, Inc., its sole member

By:	/s/ Jerry R. Welch
Name: Jerry R. Welch
Title: Chief Executive Officer and President

FLEET RETAIL FINANCE INC., as Agent

By:	/s/ Christine M. Scott
Name: Christine M. Scott
Title: Vice President

Exhibit A

Collateral

Pledgor	Subsidiary	Certificate No.	Number of Shares (or Percentage Interest)
FAO, Inc.	FAO Schwarz, Inc.	2	1000

FAO, Inc.	ZB Company, Inc.	2	1000

FAO, Inc.	The Right Start, Inc.	1	100

FAO, Inc.	Targoff-RS, LLC	1	100%

Exhibit B

Chief Executive Offices

As to each Pledgor:

2520 Renaissance Boulevard

King of Prussia, Pennsylvania 19406